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                                                                   EXHIBIT 10.29


THE SECURITIES REPRESENTED BY THIS CERTIFICATE WERE ORIGINALLY ISSUED ON MAY 29, 1998 AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE CONDITIONS SET FORTH IN THE TERMINATION OF SUPPLY AGREEMENT AND LOAN AND SECURITY AGREEMENT DATED AS OF MAY 15, 1998 AMONG THE ISSUER (THE "COMPANY") AND SEAGATE TECHNOLOGY, INC., AND THE COMPANY RESERVES THE RIGHT TO REFUSE ANY TRANSFER OF SUCH SECURITIES UNTIL SUCH CONDITIONS HAVE BEEN FULFILLED WITH RESPECT TO SUCH TRANSFER. A COPY OF SUCH CONDITIONS SHALL BE FURNISHED WITHOUT CHARGE TO THE HOLDER HEREON UPON WRITTEN REQUEST TO THE COMPANY.

THIS INSTRUMENT IS SUBJECT TO THE TERM OF A SUBORDINATION AGREEMENT IN FAVOR OF FOOTHILL CAPITAL CORPORATION, AS AGENT FOR CERTAIN LENDERS, AND CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK AGENT, AS AGENT FOR CERTAIN LENDERS, WHICH SUBORDINATION AGREEMENT CONTAINS CERTAIN SUBORDINATION PROVISIONS AND IS INCORPORATED HEREIN BY REFERENCE. NOTWITHSTANDING ANY CONTRARY STATEMENT CONTAINED IN THIS INSTRUMENT, NO PAYMENT ON ACCOUNT OF THE PRINCIPAL, PREMIUM, IF ANY, OR INTEREST HEREOF, OR ANY PROCEEDS OF COLLATERAL SECURING THE INDEBTEDNESS EVIDENCED HEREBY, SHALL BECOME DUE OR BE PAID EXCEPT IN ACCORDANCE WITH THE TERMS OF SUCH SUBORDINATION AGREEMENT.

                             SECURED PROMISSORY NOTE

$3,000,000                                               Santa Clara, California

                                                                    May 29, 1998

FOR VALUE RECEIVED, StorMedia Incorporated ("Debtor"), promises to pay to the order of Seagate Technology, Inc. ("Seagate"), the principal sum of Three Million Dollars ($3,000,000) and to pay interest on the outstanding principal of this Secured Promissory Note (this "Note"), in accordance with Section 2 of this Note. This Note is delivered in connection with that certain Termination of Supply Agreement and Loan and Security Agreement of even date (the "Loan Agreement") between Debtor and Seagate, and is secured by the collateral identified in the Loan Agreement. Initially capitalized terms not defined herein shall have the meanings assigned to them in the Loan Agreement.

        1. Maturity. To the extent permitted by the Subordination Agreement, Debtor will repay the unpaid principal outstanding balance plus all interest accrued thereon as follows: (i) an amount equal to one third of the total of the outstanding principal balance plus all interest accrued thereon shall be due and payable on the date thirty-six (36) months after the Effective Date (the "Repayment Commencement Date"), and (ii) the remaining outstanding principal



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balance plus all interest accrued thereon in twenty four (24) equal monthly installments of $134,231 with the first installment due and payable on the one
(1) month anniversary of the Repayment Commencement Date and the remaining installments due and payable on each subsequent one (1) month anniversary of the Repayment Commencement Date until the entire outstanding principal balance has been repaid. Subject to the terms of the Subordination Agreement, all payments received shall be applied first against costs of collection (if any), then against accrued and unpaid interest, then against principal. Without limiting in any way the remedies provided in Section 3.4 of the Loan Agreement, in the event that an installment has not been received by Seagate within five (5) business days of the relevant Secured Installment Date, the full amount of such installment shall bear interest at the Secured Interest Rate from the missed Secured Installment Date until the date such payment is paid in full.

        2. Interest. Interest on the unpaid principal balance of this Note will accrue from the Effective Date at the rate of twelve percent (12%) per annum, compounded quarterly, calculated on the basis of a 360 day year and actual days elapsed; provided, however, that no such accrued interest shall be due and payable prior to the Repayment Commencement Date.

        3. Prepayment; Acceleration. The unpaid principal balance and all accrued interest and any and all other sums payable to Seagate hereunder may be prepaid prior to the Maturity Date. All prepayments so permitted shall be applied in the order provided in Section 1. The unpaid principal balance of this
Note is subject to acceleration upon the occurrence of a Corporate Event, as set forth in the Loan Agreement. Following any such acceleration, in addition to Seagate's rights with respect to the Collateral described in the Loan Agreement, Seagate will have full recourse, subject to the terms of the Subordination Agreement, against any tangible or intangible assets of Debtor, and may pursue any legal or equitable remedies that are available to it.

        4. Default. Upon the occurrence of an Event of Default (as defined in the Loan Agreement), Seagate may declare Debtor to be in default hereunder and the unpaid principal balance of this Note, together with all accrued interest thereon, will become immediately due and payable. Following any such default, in addition to Seagate's rights with respect to the Collateral described in the Loan Agreement, Seagate will have full recourse, subject to the terms of the Subordination Agreement, against any tangible or intangible assets of Debtor, and may pursue any legal or equitable remedies that are available to it.

        5. No Offset. Seagate will not have any right of offset or recoupment and will not apply any amounts due and owing it by StorMedia under this Note against any amounts due and owing StorMedia by it.

        6.     Miscellaneous.

               (a) Debtor hereby waives presentment, demand, protest, notice of dishonor, diligence and all other notices, any release or discharge arising from any extension of time, discharge of a prior party, release of any or all of any security given from time to time for this Note, or other cause of release or discharge other than actual payment in full hereof.



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               (b) Seagate shall not be deemed, by any act or omission, to have waived any of its rights or remedies hereunder unless such waiver is in writing and signed by Seagate and then only to the extent specifically set forth in such writing. A waiver with reference to one event shall not be construed as continuing or as a bar to or waiver of any right or remedy as to a subsequent event. No delay or omission of Seagate to exercise any right, whether before or after a default hereunder, shall impair any such right or shall be construed to be a waiver of any right or default, and the acceptance at any time by Seagate of any past-due amount shall not be deemed to be a waiver of the right to require prompt payment when due of any other amounts then or thereafter due and payable.

               (c) Time is of the essence hereof. Upon any default hereunder, Seagate may exercise all rights and remedies provided for herein and by law or equity, including, but not limited to, the right to immediate payment in full of this Note.

               (d) The remedies of Seagate as provided herein, or any one or more of them, or in law or in equity, shall be cumulative and concurrent, and may be pursued singularly, successively or together at Seagate's sole discretion, and may be exercised as often as occasion therefor shall occur.

               (e) It is expressly agreed that if this Note is referred to an attorney or if suit is brought to collect or interpret this Note or any part hereof or to enforce or protect any rights conferred upon Seagate by this Note or any other document evidencing or securing this Note, then Debtor promises and agrees to pay all costs, including attorneys' fees, incurred by Seagate.

               (f) If any provisions of this Note would require Debtor to pay interest hereon at a rate exceeding the highest rate allowed by applicable law, Debtor shall instead pay interest under this Note at the highest rate permitted by applicable law.

               (g) This Note shall be governed by and construed in accordance with and the laws of the State of California applicable to contracts wholly made and performed in the State of California.



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        IN WITNESS WHEREOF, Debtor has executed this Secured Promissory Note as of the date first above written.

STORMEDIA INCORPORATED



By: /s/
   ----------------------------

Name:
     --------------------------

Title:
      -------------------------



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